                            SCHEDULE 14A INFORMATION



          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES


                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )



Filed by the Registrant /X/



Filed by a Party other than the Registrant / /



Check the appropriate box:



/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12



                               The Coventry Group

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):



/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.



/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).



/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



     (1)  Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------


     (5)  Total fee paid:


        ------------------------------------------------------------------------


/ /  Fee paid previously with preliminary materials.



/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



     (1)  Amount Previously Paid:


        ------------------------------------------------------------------------


     (2)  Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------


     (3)  Filing Party:


        ------------------------------------------------------------------------


     (4)  Date Filed:



        ------------------------------------------------------------------------

                                    THE COVENTRY GROUP


                                 THE AMCORE VINTAGE FUNDS


                                    THE SHELBY FUND


                                   THE BRENTON FUNDS


                                 THE ERNST WORLD FUNDS



                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



        To the Shareholders of


        The Coventry Group



     Notice is hereby given that a Special Meeting of Shareholders of The Coventry Group (the "Group"), will be held on Monday, April 22, 1996, at 10:00 A.M., EST, at 3435 Stelzer Road, Columbus, Ohio, for the purpose of considering and acting on the following matters:



          1. To elect five trustees of the Group;



          2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.



     The close of business on March 18, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.



     All shareholders are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.



                                          By Order of the Trustees



                                          NANCY E. CONVERSE, Secretary



March 29, 1996

--------------------------------------------------------------------------------


                             YOUR VOTE IS IMPORTANT



In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.


--------------------------------------------------------------------------------

                               THE COVENTRY GROUP


                               3435 STELZER ROAD


                              COLUMBUS, OHIO 43219



                                PROXY STATEMENT



                     FOR A SPECIAL MEETING OF SHAREHOLDERS



                                    GENERAL



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Coventry Group, a Massachusetts business trust (the "Group"), to be used in connection with a Special Meeting of Shareholders of the Group to be held on April 22, 1996. All persons who are shareholders of the Group as of March 18, 1996, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Group knows of no other business to be voted upon at the Meeting other than Item 1 set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. The mailing address of the principal executive offices of the Group is: 3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Group is March 29, 1996.



     Only shareholders of record of the Group at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Group a subsequently dated proxy, deliver to the Group a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.



     In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares entitled to vote present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.



     THE GROUP WILL FURNISH, WITHOUT CHARGE, A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND THE MOST RECENT SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING THE ANNUAL REPORT, UPON REQUEST, WHICH MAY BE MADE EITHER BY WRITING TO THE GROUP AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE
(800) 672-4797. THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                        ELECTION OF TRUSTEES -- ISSUE 1



     It is the present intention that the enclosed proxy will be used for the purposes of voting in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his successor is elected and qualified. Other than Ms. Converse, each of the nominees presently is a Trustee of the Group. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.



                                                                                      A TRUSTEE
                                                                                       OF THE
      NAME, AGE AND POSITION                                                            GROUP
          WITH THE GROUP                         PRINCIPAL OCCUPATION                   SINCE
-----------------------------------  ---------------------------------------------    ---------
Nancy E. Converse*.................  From July 1990 to present, employee of BISYS         N/A
Age 46                               Fund Services Limited Partnership (formerly
Secretary                            The Winsbury Company) or BISYS Fund Services
                                     Ohio, Inc. (formerly The Winsbury Service
                                     Corporation).
Walter B. Grimm*...................  From June 1992 to present, employee of BISYS        1994
Age 50                               Fund Services Limited Partnership (formerly
Chairman of the Board                The Winsbury Company); from 1987 to June
and President                        1992, President of Leigh Investments
                                     (investment firm).
Maurice G. Stark...................  Retired. Until December 31, 1994, Vice              1992
Age 60                               President -- Finance and Treasurer, Battelle
Trustee                              Memorial Institute (scientific research and
                                     development service corporation).
Michael M. Van Buskirk.............  From June 1991 to present, Executive Vice           1992
Age 48                               President of The Ohio Bankers' Association
Trustee                              (trade association); from September 1987 to
                                     June 1991, Vice President -- Communications,
                                     TRW Information Systems Group (electronic and
                                     space engineering).
Chalmers P. Wylie..................  From April 1993 to present, Of Counsel,             1993
Age 75                               Kegler Brown Hill & Ritter; from January 1993
Trustee                              to present, Adjunct Professor, Ohio State
                                     University; from January 1967 to January
                                     1993, Member of the United States House of
                                     Representatives for the 15th District of
                                     Ohio.


---------------


* Ms. Converse and Mr. Grimm, by virtue of their employment with BISYS Fund Services Limited Partnership, the Group's principal underwriter, are each considered an "interested person" of the Group, as that term is defined in
  Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

     Messrs. Grimm, Stark, Van Buskirk and Wylie are also Trustees of The Sessions Group, which is a registered investment company. Mr. Grimm is also a Trustee of The American Performance Funds and The Marketwatch Funds.



     Trustees receiving a plurality vote shall be elected.



     During the fiscal year ended March 31, 1995, the Group's Trustees held four meetings. All incumbent Trustees of the Group attended at least 75% of the meetings. The Trustees have established no committees. As of the Record Date, neither the foregoing Trustee nominees individually nor Trustees and officers of the Group as a whole owned beneficially more than 1% of the outstanding Shares of the Group or of any series of the Group.



     The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended March 31, 1995. The Group has no pension or retirement plans.



                               COMPENSATION TABLE



                                                              AGGREGATE      TOTAL COMPENSATION
                      NAME AND POSITION                      COMPENSATION    FROM THE GROUP AND
                        WITH THE GROUP                      FROM THE GROUP   THE FUND COMPLEX*
    ------------------------------------------------------  --------------   ------------------
    Roy E. Rogers(1)......................................      $    0             $    0
    Trustee
    Walter B. Grimm.......................................      $    0             $    0
    Trustee
    Maurice G. Stark......................................      $3,750             $3,750
    Trustee
    Michael M. Van Buskirk................................      $3,750             $3,750
    Trustee
    Chalmers P. Wylie.....................................      $3,750             $3,750
    Trustee


---------------

  * For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.



(1) Mr. Rogers resigned his position as an officer and Trustee of the Group effective February 26, 1996.


                            OTHER EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the other executive officers of the Group:


                                                                                       AN OFFICER
                                                                                         OF THE
     NAME, AGE AND POSITION                                                              GROUP
         WITH THE GROUP                          PRINCIPAL OCCUPATION                    SINCE
---------------------------------  ------------------------------------------------    ----------
J. David Huber...................  From June 1987 to present, employee of BISYS           1992
Age 49                             Fund Services Limited Partnership (formerly The
Vice President                     Winsbury Company).

                                                                                       AN OFFICER
                                                                                         OF THE
     NAME, AGE AND POSITION                                                              GROUP
         WITH THE GROUP                          PRINCIPAL OCCUPATION                    SINCE
---------------------------------  ------------------------------------------------    ----------
William J. Tomko.................  From April 1987 to present, employee of BISYS          1992
Age 36                             Fund Services Limited Partnership (formerly the
Vice President                     Winsbury Company).
Stephen G. Mintos................  From January 1987 to present, employee of BISYS        1992
Age 41                             Fund Services Limited partnership (formerly The
Treasurer                          Winsbury Company).
R. Jeffrey Young.................  From October 1993 to present, employee of BISYS        1993
Age 33                             Fund Services Limited Partnership (formerly The
Assistant Secretary                Winsbury Company) or BISYS Fund Services Ohio,
                                   Inc. (formerly The Winsbury Service
                                   Corporation); from April 1989 to October 1993,
                                   employee of The Heebink Group.
Richard B. Ille..................  From July 1990 to present, employee of BISYS           1995
Age 30                             Fund Services Limited Partnership (formerly The
Assistant Secretary                Winsbury Company) or BISYS Fund Services Ohio,
                                   Inc. (formerly The Winsbury Service
                                   Corporation).
Alaina V. Metz...................  From 1995 to present, employee of BISYS Fund           1995
Age 28                             Services Limited (formerly The Winsbury
Assistant Secretary                Company); from May 1989 to June 1995, employee
                                   of Alliance Capital Management.



     The President, the Treasurer and the Secretary hold their respective offices until a successor is duly elected and qualified; all other officers hold office at the pleasure of the Trustees. None of the officers of the Group receives compensation from the Group.


                    FURTHER INFORMATION REGARDING THE GROUP

     The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the record date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Group were outstanding and entitled to vote at the Meeting:


                                                                                SHARES
                                      FUND                                    OUTSTANDING
    ------------------------------------------------------------------------  -----------
    AMCORE Vintage U.S. Government Obligations Fund.........................  153,166,023
    AMCORE Vintage Fixed Income Fund........................................    8,542,253
    AMCORE Vintage Intermediate Tax-Free Fund...............................    3,969,801
    AMCORE Vintage Equity Fund..............................................   14,466,684
    AMCORE Vintage Balanced Fund............................................    1,201,681
    AMCORE Vintage Aggressive Growth Fund...................................    2,117,929
    AMCORE Vintage Fixed Total Return Fund..................................    4,087,256

                                                                                SHARES
                                      FUND                                    OUTSTANDING
    ------------------------------------------------------------------------  -----------
    The Shelby Fund.........................................................    8,057,345
    Brenton U.S. Government Money Market Fund...............................   36,912,177
    Brenton Intermediate U.S. Government Securities Fund....................    3,368,034
    Brenton Intermediate Tax-Free Fund......................................      733,489
    Brenton Value Equity Fund...............................................    2,452,620
    Ernst Asia Fund.........................................................      531,534
    Ernst Global Resources Fund.............................................      514,143
    Ernst Global Asset Allocation Fund......................................            0
    Ernst Global Smaller Companies Fund.....................................            0
    Ernst Australia-New Zealand Fixed Income Fund...........................            0


     Each whole Share of a fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

INVESTMENT ADVISERS


     AMCORE Capital Management, Inc., 501 Seventh Street, Rockford, Illinois 61104 serves as investment adviser to AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund, and AMCORE Vintage Fixed Total Return Fund.



     Shelby County Trust Bank, 422 Main St., Shelbyville, Kentucky 40066 serves as investment adviser to The Shelby Fund. SMC Capital, Inc., 4350 Brownsboro Road, Suite 310, Louisville, Kentucky 40207 serves as sub-investment adviser to The Shelby Fund.


     Brenton Bank, 2840 Ingersoll, Des Moines, Iowa 50309 serves as investment adviser to Brenton U.S. Government Money Market Fund, Brenton Intermediate U.S. Government Securities Fund, Brenton Intermediate Tax-Free Fund and Brenton Value Equity Fund. The Northern Trust Company, 50 La Salle Street, Chicago, Illinois 60675 serves as sub-investment adviser to Brenton U.S. Government Money Market Fund.


     Ernst & Company, One Battery Park Plaza, New York, New York 10004 serves as investment adviser to Ernst Asia Fund, Ernst Global Resources Fund, Ernst Global Smaller Companies Fund, Ernst Global Asset Allocation Fund and Ernst Australia-New Zealand Fixed Income Fund (the "Ernst Funds"). National Mutual Funds Management (Global) Ltd., 525 Collins Street, Melbourne, Australia 3000 serves as sub-investment adviser to all of the Ernst Funds except Ernst Asia Fund. Koeneman Capital Management Pte Ltd., 6 Raffles Quay #13-01/07, John Hancock Tower, Singapore 0104 serves as sub-investment adviser to Ernst Asia Fund.


DISTRIBUTOR AND ADMINISTRATOR


     BISYS Fund Services Limited Partnership ("BISYS") serves as the principal underwriter of Shares of each series of the Group pursuant to a Distribution Agreement with the Group. In its capacity as principal underwriter, BISYS is available to receive purchase orders and redemption requests relating to Shares of the

Group. BISYS also serves as administrator of each of the Group's series pursuant to a Management and Administration Agreement with the Group. BISYS' address is 3435 Stelzer Road, Columbus, Ohio 43219.

     The sole general partner of BISYS is BISYS Fund Services, Inc. and its sole limited partner is WC Subsidiary Corporation, each of whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES



     The following table sets forth certain information as of March 18, 1996, for each of the Funds with respect to each person or group known by the Group to be the beneficial or record owner of more than 5% of any Fund's outstanding voting securities:



                                                                         AMOUNT OF
                                                                         RECORD OR      PERCENT OF
                                           NAME AND ADDRESS             BENEFICIAL         FUND
              FUND                             OF OWNER                  OWNERSHIP        OWNED
---------------------------------  ---------------------------------    -----------     ----------
AMCORE Vintage U.S.                SWEBAK & Company                     129,167,817        84.34
  Government Obligations Fund        c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
AMCORE Vintage Fixed               SWEBAK & Company                       7,454,661        87.40
  Income Fund                        c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   FIRWOOD                                  774,599         9.08
                                     c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
AMCORE Vintage Intermediate        SWEBAK & Company                       3,316,861        83.56
  Tax-Free Fund                      c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   FIRWOOD                                  266,342         6.71
                                     c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   AMCORE Tax Free Income                   215,466         5.43
                                     Common Trust Fund
                                     501 Seventh Street
                                     Rockford, IL 61104
                                   AMCORE Intermediate Tax                  287,179         7.23
                                     Free Common Trust Fund
                                     501 Seventh Street
                                     Rockford, IL 61104

                                                                         AMOUNT OF
                                                                         RECORD OR      PERCENT OF
                                           NAME AND ADDRESS             BENEFICIAL         FUND
              FUND                             OF OWNER                  OWNERSHIP        OWNED
---------------------------------  ---------------------------------    -----------     ----------
AMCORE Vintage Equity Fund         FIRWOOD                                8,723,420        60.36
                                     c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   SWEBAK & Company                       4,669,343        32.31
                                     c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
AMCORE Vintage Balanced            FIRWOOD                                1,058,633        88.53
  Fund                               c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   Sterling/Rock Falls Clinic Ltd.          137,787        11.47
                                     Profit Sharing Plan -- Balanced
                                     101 Miller Road
                                     Sterling, IL 61081
                                   Precision Products Retirement             69,982         5.82
                                     Plan -- Balanced
                                     4903 East State Street
                                     Rockford, IL 61108
                                   Gunite Retirement                        165,922        13.81
                                     Plan -- Balanced
                                     302 Peoples Avenue
                                     Rockford, IL 61104
                                   Plumbers & Pipefitters Local #554        573,363        47.71
                                     Retirement Plan -- Balanced
                                     632 Schneider Drive
                                     South Elgin, IL 60177
AMCORE Vintage Aggressive Growth   SWEBAK & Company                       1,531,555        72.54
  Fund                               c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   FIRWOOD                                  491,598        23.28
                                     c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   AMCORE Classic II Common                 767,611        36.24
                                     Trust Fund
                                     501 Seventh Street
                                     Rockford, IL 61110

                                                                         AMOUNT OF
                                                                         RECORD OR      PERCENT OF
                                           NAME AND ADDRESS             BENEFICIAL         FUND
              FUND                             OF OWNER                  OWNERSHIP        OWNED
---------------------------------  ---------------------------------    -----------     ----------
AMCORE Vintage Fixed Total         FIRWOOD                                3,813,864        93.32
  Return Fund                        c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   SWEBAK & Company                         222,873         5.45
                                     c/o AMCORE Trust Company
                                     P.O. Box 4599
                                     Rockford, IL 61110
                                   AMCORE Bond Fund                         817,785        20.01
                                     501 Seventh Street
                                     Rockford, IL 61110
Brenton U.S. Government            Ingersoll & Co.                       34,676,402        94.06
  Money Market Fund                  c/o Brenton Bank Trust
                                     Department
                                     P.O. Box 10478
                                     Des Moines, IA 50306
                                   Lewis & Webster                        2,849,182         7.72
                                     For Chicago NW Railway
                                     P.O. Box 10478
                                     Des Moines, IA 50306
Brenton Intermediate U.S.          Ingersoll & Co.                        2,721,687        80.81
  Government Securities Fund         Cash Account
                                     c/o Brenton Bank Trust
                                     Department
                                     P.O. Box 10478
                                     Des Moines, IA 50306
                                   Ingersoll & Co.                          624,731        18.55
                                     Reinvest Account
                                     c/o Brenton Bank Trust
                                     Department
                                     P.O. Box 10478
                                     Des Moines, IA 50306
Brenton Intermediate Tax-Free      Ingersoll & Co.                          716,913        97.74
  Fund                               Cash Account
                                     c/o Brenton Bank Trust
                                     Department
                                     P.O. Box 10478
                                     Des Moines, IA 50306

                                                                         AMOUNT OF
                                                                         RECORD OR      PERCENT OF
                                           NAME AND ADDRESS             BENEFICIAL         FUND
              FUND                             OF OWNER                  OWNERSHIP        OWNED
---------------------------------  ---------------------------------    -----------     ----------
Brenton Value Equity Fund          Ingersoll & Co.                          778,973        31.76
                                     Cash Account
                                     c/o Brenton Bank Trust
                                     Department
                                     P.O. Box 10478
                                     Des Moines, IA 50306
                                   Ingersoll & Co.                        1,599,200        65.20
                                     Reinvest Account
                                     c/o Brenton Bank Trust
                                     Department
                                     P.O. Box 10478
                                     Des Moines, IA 50306
                                   Moline Consumers Co.                     136,534         5.57
                                     Retirement Plan
                                     P.O. Box 10478
                                     Des Moines, IA 50306
                                   Brenton Bank Profit Sharing              383,962        15.66
                                     401K Plan
                                     P.O. Box 10478
                                     Des Moines, IA 50306
                                   Sac & Fox Minor's Trust                  202,061         8.24
                                     P.O. Box 10478
                                     Des Moines, IA 50306
The Shelby Fund                    Shelby County Trust Bank               7,960,489        98.80
                                     c/o Trust Department
                                     4350 Brownsboro Rd. Suite 310
                                     Louisville, KY 40207
Ernst Asia Fund                    Ernst & Co.                              500,000        94.07
                                     c/o Mutual Funds Dept.
                                     One Battery Park Plaza
                                     New York, NY 10004
Ernst Global Resources Fund        Ernst & Co.                              500,692        97.38
                                     c/o Mutual Funds Dept.
                                     One Battery Park Plaza
                                     New York, NY 10004

                                                                         AMOUNT OF
                                                                         RECORD OR      PERCENT OF
                                           NAME AND ADDRESS             BENEFICIAL         FUND
              FUND                             OF OWNER                  OWNERSHIP        OWNED
---------------------------------  ---------------------------------    -----------     ----------
Ernst Global Asset Allocation      N/A
  Fund
Ernst Global Smaller Companies     N/A
  Fund
Ernst Australia-New Zealand        N/A
  Fixed Income Fund



                             SHAREHOLDER PROPOSALS



     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Group at its principal office a reasonable time before the Group's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Group's Proxy Statement and form or forms of Proxy relating to such meeting.



                             ADDITIONAL INFORMATION



     With respect to the actions to be taken by the shareholders of the Group on the matters described in this Proxy Statement, (i) a majority of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Group's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. The Group will bear all costs associated with the solicitation of proxies from the Shareholders.



                                          By Order of the Trustees



                                          NANCY E. CONVERSE, Secretary



March 29, 1996

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PROXY         SPECIAL MEETING OF SHAREHOLDERS - APRIL 22, 1996         PROXY
-----                                                                  -----

The undersigned hereby appoints R. Jeffrey Young and Richard B. ? and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Fund held by the undersigned at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m., Eastern Time, on Monday, April 22, 1996, at its offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                  This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.


                                   _______________________________________
                                         (Signature of Shareholder)


                                   _______________________________________
                                         (Signature of Shareholder)


                                   Dated ___________________________, 1996

                                   Please vote, sign and date this proxy and return it in the enclosed postage-paid envelope.


--------------------------------------------------------------------------------

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES

                                         FOR ALL   AGAINST ALL   FOR ALL EXCEPT
THIS PROXY IS SOLICITED BY THE BOARD      /   /       /   /          /   /
OF TRUSTEES OF THE TRUST.  The Board
of Trustees recommends that you vote
FOR each of the Nominees:

Nancy Converse Walter B. Grimm Maurice G. Stark Michael M. VanBuskirk Chalmers P. Wylie


________________________________________________________________


________________________________________________________________
(Only use to withhold authority to vote on individual Nominees)